Exhibit 99.1

                       [SKY HARVEST WINDPOWER CORP. LOGO]

                             SKY HARVEST TO DEVELOP
                          GAS STORAGE PROJECT IN TURKEY

May 29, 2012                                            Symbol: SKYH:OTC Markets

VANCOUVER, BRITISH COLUMBIA - Sky Harvest Windpower Corp. ("Sky Harvest" or the "Company") is pleased to announce that it has completed a private placement financing consisting of the sale of 818,000 shares of its common stock at a price of $0.25 each for aggregate proceeds of $204,500. The Company intends to use the proceeds from the private placement for the development of its proposed natural gas storage joint venture in Turkey, as well as for general working capital.

Sky Harvest invites shareholders and other interested parties to visit its new website located at www.skyharvestwind.com or contact Sky Harvest at 604-267-3041 locally or toll-free 1.877.700.7021

SKY HARVEST WINDPOWER CORP.

William Iny, President

Sky Harvest Windpower Corp. is a United States and British Columbia reporting issuer involved in development stage wind power projects located in southwest Saskatchewan, Canada. Wind speed and environmental data relating to the Company's leased properties indicates that the properties host a strong and consistent wind resource that warrants the erection of wind power generation facilities with the potential to generate up to 350 MW of electricity.

Safe harbor for Forward-Looking Statements: Except for statements of historical fact, the information presented herein constitutes forward-looking statements. Forward-looking statements may include financial and other projections, as well as statements regarding the Company's future plans, objectives or economic performance, or the assumptions underlying any of the foregoing. The Company uses words such as "may", "would", "could", "will", "likely", "expect", "anticipate", "believe", "intend", "plan", "forecast", "project", "estimate" and
similar   expressions   to  identify   forward-looking   statements.   Any  such
forward-looking statements are based on assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. However, whether actual results and developments will conform to the Company's expectations and predictions is
subject   to  a  number   of  risks,   assumptions   and   uncertainties.   Such
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forward-looking  statements  involve known and unknown risks,  uncertainties and other factors which may cause the actual results, performance or achievements of the company to be materially different from those indicated. Forward looking statements in this press release include the following: that the Company will use its private placement proceeds for the development of its proposed natural gas storage joint venture in Turkey and for general working capital and that our properties host a strong and consistent wind resource that warrants the erection of wind power generation facilities with the potential to generate up to 350 MW of electricity; and that the Company will form a joint venture to develop natural gas storage facilities in Turkey. Factors which may delay or prevent these forward looking statements from being realized include that we may not be able to raise sufficient funds to expand our operations and complete the proposed joint venture, management may choose to change the use of proceeds from the private placement, that we may not succeed in developing natural gas storage facilities in Turkey, and that actual data may prove different from our current projected data. Readers should refer to the risk disclosures outlined in the Company's periodic reports filed from time to time with the United States Securities and Exchange Commission on EDGAR at www.sec.gov and with the British Columbia Securities Commission at www.sedar.com.

The securities referred to herein have not been and will not be registered under the U.S. Securities Act of 1933 or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act of 1933 and any other applicable securities laws. This news release does not constitute an offer to sell, or the solicitation of an offer to buy, the securities, nor shall there be any sale of any of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

For further information:
Sky Harvest at 604-267-3041 locally or toll-free 1.877.700.7021